EXHIBIT 99.1

Financial Statements of Green-Tech Assets, Inc. and Affiliate

Gruber & Company, LLC
Certified Public Accountant
1025 Marions Cove Drive
Lake Saint Louis, MI 63367

REPORT OF INDEPENDENT REGISTERED PUBLIC ACOCUNTING FIRM

To the Shareholders of Green-Tech Assets, Inc.
And Affiliate:

We have audited the accompanying consolidated balance sheet of Green-Tech Assets, Inc. and Affiliate as of December 31, 2006 and 2005, and the related consolidated statement of operations and accumulated deficit, and cash flows for each of the two years in the period ended December 31, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations.  Management’s plan in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly in all material respects, the consolidated financial position of Green-Tech Assets, Inc. and Affiliate as of December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the two years in the period ending December 31, 2006, with accounting principles generally accepted in the United States of America.

/s/ Gruber & Company, LLC
Gruber & Company, LLC
Lake Saint Louis, Missouri

October 8, 2007

GREEN-TECH ASSETS, INC. AND AFFILIATE

CONSOLIDATED BALANCE SHEETS

	Years Ended December 31,
	2006	2005
Assets
Current Assets
Cash	$12,673	$54,277
Accounts receivable—less allowance for doubtful accounts of $3,500 and $37,751	197,059	100,200
Prepaid insurance	7,196	8,071
Due from employees	4,194	4,194
	221,122	166,742

Property and equipment, net of accumulated depreciation	50,335	55,060

Deposits	5,900	4,050
Due from stockholder	25,801	25,801
	$303,158	$251,653
Liabilities And Stockholders’ Equity

Current Liabilities
Notes payable – bank	$83,500	$-
Current maturities of long-term debt	179,808	41,953
Accounts payable	260,294	77,145
Accrued expenses	49,757	34,145
Note payable-former stockholders	45,814	46,314
	619,173	199,557

Long-term debt, less current maturities	-	175,886

Note payable - stockholder	27,392	21,617
Total liabilities	646,565	397,060

Noncontrolling interest in affiliate	39,312	12,042

Stockholders’ equity (deficiency)
Green-Tech Assets, Inc.:
Common stock, no par value; authorized 10,000,000 shares; issued 5,153,846 shares and outstanding 5,025,641 shares	61,922	61,922
CC Laurel, Inc.:
Common stock, .01 par value; authorized 8,000 shares; issued and outstanding 1,000 shares	-	-
Additional paid-in capital	138,076	-
Accumulated deficit	(502,903)	(139,557)
	(302,905)	(77,635)
Less cost of treasury stock, 128,205 shares	(79,814)	(79,814)
	(382,719)	(157,449)
	$303,158	$251,653
See accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GREEN-TECH ASSETS, INC. AND AFFILIATE

CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

	Years Ended December 31,
	2006	2005

Net sales	$1,337,623	$1,566,187
Cost of sales	839,060	846,723
Gross profit	498,563	719,464

General and administrative expenses	681,442	945,062

Operating (loss)	(182,879)	(225,598)

Interest expense	(23,697)	(5,721)
Other income	431	1,911
Net (loss) before noncontrolling interest	(206,145)	(229,408)

Noncontrolling interest	(157,201)	(20,186)

Net (loss)	(363,346)	(249,594)

Retained earnings (accumulated deficit) – beginning	(139,557)	110,037
Accumulated deficit – ending	$(502,903)	$(139,557)

See accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GREEN-TECH ASSETS, INC. AND AFFILIATE

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005
Cash flows from operating activities
Net (loss)	$(363,346)	$(249,594)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	12,851	9,544
Noncontrolling interest	157,201	20,186
Bad debt expense	(27,486)	37,751
Changes in assets and liabilities:
(Increase) decrease in:
Accounts Receivable	(61,228)	91,318
Due from employees	-	(1,884)
Prepaid Insurance	875	(236)
Deposits	(1,850)	(2,200)
Increase (decrease) in:
Accounts payable	183,149	(83,940)
Accrued expenses	15,612	34,042
Net cash used in operating activities	(84,222)	(145,013)

Cash flows from investing activities
Purchase of property and equipment	(3,326)	(15,843)
Disbursements to stockholder	-	(25,801)
Net cash used in investing activities	(3,326)	(41,644)

Cash flows from financing activities
Proceeds from note payable – bank	83,500	-
Proceeds from note payable – stockholder	5,775	8,000
Shareholder contributions	138,076	-
Shareholder distributions in CC Laurel	(138,076)	-
Proceeds from long-term borrowings	-	200,000
Payments to former stockholder	(500)	-
Principal payments on long-term debt	(42,831)	(6,171)
Treasury stock acquired	-	(33,500)
Net cash provided by financing activities	45,944	168,329

Net decrease in cash	(41,604)	(18,328)

Cash – beginning	54,277	72,605
Cash – ending	$12,673	$54,277

See accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GREEN-TECH ASSETS, INC. AND AFFILIATE

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005

Supplemental disclosure of cash flow information
Cash payments for:
Interest	$23,697	$3,164

Supplemental disclosure of noncash investing and financing activities
Property and equipment acquired with long-term debt	$4,800	$24,010
Treasury stock acquired with a note to former stockholder	$-	$46,314

See accompanying Summary of Accounting Policies and Notes to Consolidated Financial Statements

GREEN-TECH ASSETS, INC. AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.                      NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business:  Green-Tech Assets, Inc. (the “Company”) is a risk management company that operates within the technology disposition services industry.  Its primary function is to protect its clients against the inherent liabilities associates with hardware disposal.  The Company extends credit to its customers, all on an unsecured basis, on terms that it establishes for individual customers.  The Company’s sales are primarily to customers throughout the United States and Canada.

CC Laurel, Inc., (“CC Laurel”), a Rhode Island based company, is in the business of brokering recycled salvaged materials through Ebay.  The majority of the materials are from Green-Tech Assets, Inc., and is owned 100% by a majority stockholder of Green-Tech Assets, Inc.

A summary of the Company and affiliate’s significant accounting policies follows:

Principles of consolidation:  The accompanying consolidated financial statements include the accounts of the above named businesses.  All material related party balances and transactions have been eliminated in consolidation.

Under FASB Interpretation No. 46, Consolidation of Variable Interest Entities, the Company has consolidated the financial statements of CC Laurel, Inc., since it is owned 100% by a majority stockholder of Green-Tech Assets, Inc. and is economically dependent on the Company.

Going concern:  The Company’s financial statements at December 31, 2006 and for the year then ended have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business.  The Company incurred  a net loss before noncontrolling interest of $186,723 for the year ended December 31, 2006.  In addition, the Company has a working capital deficit of $373,822, and an accumulated deficit of $483,481 at December 31, 2006.  These  conditions raise substantial doubt as to the Company’s ability to continue as a going concern.

Managements’ plans to support the Company in operation and to maintain its business strategy was to seek a company to acquire it.  On August 1, 2007, the Company executed an Asset Purchase Agreement (Note 11) selling substantially all equipment, customer lists and contracts, with the buyer assuming substantially all of the Company’s liabilities.

The accompanying financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

Accounts receivable:  The Company carries its accounts receivable at cost.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on history of past write-offs and collections and current credit conditions.

The Company’s policy is to accrue late fees on accounts receivables 30 days after invoice date.  A receivable is considered past due if payments have not been received by the company 45 days after invoice date.  At this time, the customer may be released from applicable risk protection offered to them by the Company.  The Company is entitled to use any collection action method necessary.

Property and equipment:  Property and equipment are stated at cost.  Depreciation is computed by the straight-line method over the following estimated useful lives:

Years
Computer equipment	5
Leasehold improvements	15-20
Machinery and equipment	7-10
Office furniture and fixtures	7-10
Transportation equipment	7

GREEN-TECH ASSETS, INC. AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.                      NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ form those estimates.

Advertising costs:  The Company and CC Laurel charge advertising costs to expense as incurred.  Advertising costs for the years ended December 31, 2006 and 2005 totaled $263 and $-0-, respectively.

Income taxes:  The Company and CC Laurel, with the consent of their stockholders, have elected to be “S” Corporations under the Internal Revenue Code.  In lieu of paying corporate income taxes, the stockholders are taxed individually on the company and CC Laurel’s taxable income.  Therefore, no provision or liability for federal or state income taxes has been made.

Note 2.                      CASH

The Company and CC Laurel maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company and CC Laurel have not experienced any losses in such accounts.  The Company and CC Laurel believe they are not exposed to any significant credit risk on cash.

Note 3.                      PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31,
	2006	2005
Computer equipment	$17,600	$17,024
Leasehold improvements	7,957	7,057
Machinery and equipment	19,650	13,000
Office furniture and fixtures	5,716	5,716
Transportation equipment	24,010	24,010
	74,933	66,807
Less accumulated depreciation	(24,598)	(11,747)
	$50,335	$55,060

GREEN-TECH ASSETS, INC. AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4.                      NOTE PAYABLE – BANK

Green-Tech Assets, Inc. has a $250,000 revolving credit agreement with a bank, secured by all corporate assets.  The credit agreement provides for revolving credit through December 15, 2006.  As of December 31, 2006, $166,500 was available to the Company for additional draws under the agreement.  The note bears interest at the bank’s prime lending rate (8.25% as of December 31, 2006) plus 1.50% and is due on demand.

In February 2007, the Company modified its revolving credit agreement, converting it to a term note.

As described in Note 11, the Company and CC Laurel entered into an asset purchase agreement, selling substantially all of their assets.  In addition, the buyer assumed this debt.

Note 5.                      LONG-TERM DEBT

Long-term debt consisted of the following:

	December 31,
	2006	2005
11% vehicle note payable, due in monthly installments of $733 through August 2008, guaranteed by the majority stockholders.	$12,275	$17,839
7% note payable, bank loan, due in monthly installments of $4,103 through December 2010, collateralized by all corporate assets.	163,568	200,000
37.87% equipment lease payable, due in monthly installments of $225 through February 2009, collateralized by the equipment.	3,965	-
	$179,808	$217,839

As described in Note 11, the Company and CC Laurel entered into an asset purchase agreement, selling substantially all of their assets.  As part of this agreement, the buyer has agreed to assume certain liabilities, including the long-term debt.  Therefore, the total amount of the long-term debt at December 31, 2006 has been reported as current in the accompanying consolidated balance sheet.

Note 6.  OPERATING LEASES

Green-Tech Assets, Inc. leases its warehouse space under a year-to-year agreement which expires in December 2006 and renews each year.  The warehouse agreement also requires the payment of a portion of property taxes, normal maintenance and insurance.

Green-Tech Assets, Inc. leases its office space under an agreement which expires May 2010 and requires a minimum annual rent.

Rent expense totaled $54,041 and $68,297 in 2006 and 2005, respectively.

GREEN-TECH ASSETS, INC. AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7.  RELATED PARTY TRANSACTIONS

Green-Tech Assets, Inc. was indebted on a note to certain stockholders at December 31, 2006, in the amount of $27,392.  The note is non-interest bearing, unsecured and due on demand.  The stockholders have waived demand for payment until after December 31, 2007.

A stockholder of CC Laurel was indebted to CC Laurel at December 31, 2006, in the amount of $25,801.  The note is non-interest bearing, unsecured and due on demand.  CC Laurel has waived demand for payment until after December 31, 2007.

Note 8.  ECONOMIC DEPENDENCY

Green-Tech Assets, Inc. sells a substantial portion of its services to one customer.  In 2006 and 2005, the Company sold approximately 25% and 34%, respectively, to this customer.  The amount due from this customer included in accounts receivables was $98,753 and $637 at December 31, 2006 and 2005, respectively.

Note 9.  STOCK OPTION AND GRANT PLAN

In 2002, Green-Tech Assets, Inc. adopted a stock option plan with 2,000,000 shares of common stock reserved for the grant of options to key employees of the Company.  Out of the 2,000,000 shares of common stock reserved, 1,275,000 shares were granted to key employees of the Company as of December 31, 2006.

Green-Tech Assets, Inc.’s stock option plan granted options, with a maximum term of ten years, to purchase common stock at the exercise price of $.39 per share.  The options vest over various terms through 2006.  Stock options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares to be purchased.  None of the options have been exercised to date.

Note 10.  NOTE PAYABLE – FORMER STOCKHOLDERS

Green-Tech Assets, Inc. is indebted to two of its former stockholders at December 31, 2006, in the amount of $45,814, based upon a stock redemption agreement.  Green-Tech Assets, Inc. purchased 128,205 shares of its own stock from these two former stockholders.  The note is currently due.

GREEN-TECH ASSETS, INC. AND AFFILIATE

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11.  ASSET PURCHASE AGREEMENT

On August 1, 2007, the Company executed an Asset Purchase Agreement selling substantially all of its assets, including all equipment, customer lists and contracts.  In consideration, the Company’s shareholders received cash, notes receivable and stock in the buyer.  In addition, the buyer assumed substantially all of the Company’s liabilities including accounts payable and bank debt.
The total purchase price is computed as follows:

Cash	$600,000
Note issued to shareholders	166,828
Stock of acquiring company issued to shareholders	20,000
Assumption of trade payables	224,953
Assumption of notes payable and other amounts due	477,653
Miscellaneous adjustment credited to purchaser	(7,325)
Total purchase price	$1,482,109